EXHIBIT 10.1



                           AMENDMENT  No.  4 and  CONSENT,  dated as of June 22,
                  1999 (this "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), TEREX EQUIPMENT LIMITED, a company organized under the laws of Scotland (the "Scottish Borrower"), P.P.M. S.A., a company organized under the laws of the Republic of France (the "French Borrower"), TEREX MINING (AUSTRALIA) PTY. LTD. (formerly Unit Rig (Australia) Pty. Ltd.), a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), P.P.M. Sp.A., a company organized under the laws of the Republic of Italy (the "Italian Borrower"), PICADILLY MASCHINENHANDEL GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany (the "German Borrower" and, together with Terex, the Scottish Borrower, the French Borrower, the Australian Borrower and the Italian Borrower, the "Borrowers"), the LENDERS (as defined in the Credit Agreement), the ISSUING BANKS (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Pursuant to the Loan Documents other than the Credit Agreement (the "Security and Guarantee Documents"), certain of the Loan Parties have, among other things, provided certain guarantees and granted certain security interests to the Lenders and the Issuing Banks.

                  C. Terex has informed the Administrative Agent that it intends, through New Terex Holdings UK Limited, a newly formed and wholly owned limited company incorporated under the laws of England, to acquire (the "Powerscreen Acquisition") all of the outstanding share capital (the "Shares") of Powerscreen International plc, a public company incorporated under the laws of England ("Powerscreen"), pursuant to a recommended cash offer, announced on June 15, 1999, at a price of 195 pence per share.

                  D. In connection with the Powerscreen Acquisition, Terex has entered into a senior subordinated credit agreement, dated as of June 14, 1999 (the "Bridge Credit Agreement"), among Terex, the lenders party thereto and CSFB, as administrative agent for such lenders, the proceeds of which are to be used, among other things, to finance the Powerscreen Acquisition.

                  E. In lieu of borrowing under the Bridge Credit Agreement, Terex and the other Borrowers have requested that the Credit Agreement be amended to permit Terex to enter into a new senior secured Tranche C Credit Agreement in the aggregate principal amount of up to $325,000,000 (the "Tranche C Credit Agreement"), the proceeds of which will be used, among other things, to finance the Powerscreen Acquisition.

                  F. The Borrowers also have requested that certain other provisions of the Credit Agreement be further amended as set forth herein.

                  G. The Required Lenders are willing to grant such amendments pursuant to the terms and subject to the conditions set forth herein.

                  H. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement, as amended by this Amendment.


                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Amendments to Credit Agreement.

         (a)  Section 1.01 is hereby amended as follows:

                  (i) The  following  definitions  are  hereby  inserted  in alphabetical order:

                           (A) ""Additional L/C Exposure" shall mean at any time
                  the sum of (a) the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in dollars at such time, (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in any currency other than dollars at such time,
                  (c) the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in dollars that have not yet been reimbursed at such time and (d) the Dollar Equivalent of the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in any currency other than dollars that have not yet been reimbursed at such time.";

                           (B) ""Additional L/C Facility" shall mean a credit facility, and any refinancing or replacement of such facility, entered into by Terex, one or more of the Subsidiary Borrowers and one or more Additional L/C Issuing Banks that shall have as its sole purpose the issuance of letters of credit to be used by Terex and one or more of the Subsidiary Borrowers in the ordinary course of business and that shall require prompt reimbursement upon any funding of any such letter of credit.";

                           (C) ""Additional L/C Issuing Bank" shall mean any Lender or Tranche C Lender that shall issue Additional Letters of Credit pursuant to the Additional L/C Facility.";

                           (D) ""Additional Letter of Credit" shall mean each letter of credit issued pursuant to the Additional L/C Facility.";

                           (E) ""Irish  Borrower"  shall mean  Powerscreen,  but
                  only following its accession to this Agreement pursuant to the terms of Section 9.20.";

                           (F) ""Irish  Facilities"  shall  mean the  credit
                  facilities of the Irish Borrower.";

                           (G)    ""Powerscreen"    shall    mean    Powerscreen
                  International plc, a public company incorporated under the laws of England.";

                           (H) ""Powerscreen Acquisition" shall mean the acquisition of at least 75% in nominal amount of the share capital of Powerscreen pursuant to a recommended cash offer for all of the outstanding share capital of Powerscreen; provided, however, that the Powerscreen Acquisition shall be consummated on the terms and conditions, without material amendment or waiver, contained in Terex's U.K. press release of June 15, 1999.";

                           (I) ""Tranche C Commitment" shall mean the commitment
                  of each Tranche C Lender to make Tranche C Loans pursuant to the Tranche C Credit Agreement.";

                           (J) ""Tranche C Credit Agreement" shall mean the definitive senior secured credit agreement to be entered into by Terex, CSFB and certain other financial institutions, as amended from time to time, the loan proceeds of which shall be used to purchase the shares of Powerscreen, to repay certain existing Indebtedness of Powerscreen, to pay related transaction costs and, as provided for therein, for general corporate purposes.";

                           (K) ""Tranche C Lenders"  shall mean the lenders from
                  time to time party to the Tranche C Credit Agreement."; and

                           (L) ""Tranche C Loans" shall mean the loans made by the Tranche C Lenders to Terex pursuant to the Tranche C Credit Agreement.".

                           (M) ""UK  Holdings"  shall mean New Terex Holdings UK
                  Limited, a limited company incorporated under the laws of England."

                  (ii) The following definitions are hereby amended as follows:

                           (A) the  definition  of  "Additional  Cost" is hereby
                  amended by inserting the words "or the Irish Borrower" after the words "by the Scottish Borrower";

                           (B) the  definition of "Adjusted LIBO Rate" is hereby
                  amended by inserting the words "or the Irish Borrower" after the words "by the Scottish Borrower";

                           (C) the  definition  of  "Applicable  Percentage"  is
                  hereby amended by replacing (1) the words "delivery of Terex's financial statements pursuant to Section 5.04(a) with respect to its fiscal year ended December 31, 1997" in the proviso to the first paragraph of such definition with the words "the first day of the month immediately following the date that is 90 days after the initial borrowing under the Tranche C Credit Agreement", (2) the number "4.75" in Category 2 in the grid contained therein with the number "4.50", (3) the number "4.75" in Category 3 in the grid contained therein with the number "4.50" and (4) the word "Each" at the beginning of the second paragraph of such definition with the words "Except as provided for in the proviso to the preceding paragraph, each";

                           (D) the  definition of  "Borrowers" is hereby amended
                  by inserting the words ", the German Borrower" after the words "the Italian Borrower" and replacing the words "Section 9.19, the German Borrower" with the words "Section 9.20, the Irish Borrower";

                           (E) the definition of  "Commitment" is hereby amended
                  by inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "Commitment" shall also include, with respect to any Tranche C Lender, such Tranche C Lender's Tranche C Commitment.";

                           (F) the  definition  of "Excess  Cash Flow" is hereby
                  amended by inserting (i) the words "or Tranche C Loans" after the words "Term Loans" on the thirteenth line of such definition and (ii) the words "or Tranche C Loans" after the word "Loans" on the sixteenth line of such definition;

                           (G) the definition of "Issuing Bank" is hereby amended by inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "Issuing Bank" shall also include each Additional L/C Issuing Bank.";

                           (H) the definition of "L/C Exposure" is hereby amended by inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "L/C Exposure" shall also include the Additional L/C Exposure.";

                           (I) the  definition  of  "Letter of Credit" is hereby
                  amended by inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "Letter of Credit" shall also include any Additional Letter of Credit.";

                           (J) the  definition  of  "Loan  Document"  is  hereby
                  amended by inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "Loan Document" shall also include the Tranche C Credit Agreement and the definitive documentation for the Additional L/C Facility.";

                           (K) the  definition  of "Loans" is hereby  amended by
                  inserting at the end of such definition the sentence "For the purposes of each Loan Document other than this Agreement, the term "Loans" shall also include the Tranche C Loans.";

                           (L) the  definition  of "Permitted  Acquisitions"  is
                  hereby amended by inserting the parenthetical "(in a single transaction or a series of related transactions)" after the word "acquisitions" in the first line of such definition;

                           (M) the  definition  of  "Secured  Parties" is hereby
                  amended by inserting the words "and shall also include each Additional L/C Issuing Bank and each Tranche C Lender" before the period in such definition; and

                           (N) the definition of "Subsidiary Borrowers" is hereby amended by inserting the words ", the German Borrower" after the words "the Italian Borrower" and replacing the words "Section 9.19, the German Borrower" with the words "Section 9.20, the Irish Borrower".

         (b) Section 2.01 of the Credit Agreement is hereby amended by inserting the words "and the Irish Borrower" following the words "the Scottish Borrower" at the end of the parenthetical following the word "Pounds" in the fourth and eighteenth lines of such Section.

         (c)  Section  2.13(b)  of the  Credit  Agreement  is hereby  amended by
replacing   the  number   "$5,000,000"   contained   therein   with  the  number
"$10,000,000".

         (d) Section 2.13(i) of the Credit Agreement is hereby amended by replacing the words "Issuing Banks, the Swingline Lender and the Lenders" contained in the penultimate sentence of such Section with the words "Secured Parties".

         (e) Section 2.18 of the C redit Agreement is hereby replaced in its entirety by the following new Section 2.18:

                  "SECTION 2.18. Sharing of Setoffs.  Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and participations in L/C Disbursements and A/C Fronted Loans shall be proportionately less than the unpaid principal portion of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and participations in L/C Disbursements and A/C Fronted Loans of any other Lender or Tranche C Lender, it shall be deemed simultaneously to have purchased from such other Lender or Tranche C Lender at face value, and shall promptly pay to such other Lender or Tranche C Lender the purchase price for, a participation in the Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure, as the case may be, of such other Lender or Tranche C Lender, so that the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure and participations in Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure held by each Lender and each Tranche C Lender shall be in the same proportion to the aggregate unpaid principal amount of all Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure then outstanding as the principal amount of its Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Tranche A Term Loans, Tranche B Term Loans, Tranche C Loans and Revolving Loans and L/C Exposure and A/C Fronted Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this
         Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Term Loan, Tranche C Loan, Revolving Loan, L/C Disbursement or A/C Fronted Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan or Tranche C Loan, as applicable, directly to such Borrower in the amount of such participation.".

         (f)  The following new Section 2.27  is  hereby  added  to  the  Credit
Agreement:

                  "SECTION 2.27. Pro Rata Treatment of Term Loans and Tranche C Loans. Notwithstanding any other provision herein, any funds to be used to prepay Term Loans pursuant to Section 2.12 or Section 2.13 shall be allocated pro rata between the Term Loans and the Tranche C Loans based upon the aggregate outstanding principal amount of the Term Loans and Tranche C Loans on the date of prepayment; provided, however, that the Tranche C Lenders shall have the same allocation rights afforded to holders of Tranche B Term Loans in Section 2.13(j). The Lenders shall also be entitled to share pro rata in any prepayments of the type described in Section 2.12 or 2.13 that are made to Tranche C Lenders pursuant to the Tranche C Credit Agreement. The pro rata amount allocated to Term Loans in accordance with this Section 2.27 shall be applied as otherwise required by this Agreement."

         (g)  The following  new  Section  3.23 is  hereby added  to  the Credit
Agreement:

                  "SECTION 3.23. Year 2000. All disclosures in Terex's latest Form 10-Q relating to its efforts to modify its computer and information systems and systems containing embedded microchips in order to address Year 2000 compliance, and any risks associated therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements were made.".

         (h) Section 6.01(b) is hereby replaced in its entirety by the following new subsection (b):

                  "(b) Indebtedness created under (i) this Agreement, (ii) the Tranche C Credit Agreement and (iii) the other Loan Documents; provided, however, that the sum of the Tranche C Loans and the undrawn Tranche C Commitments shall not exceed $325,000,000 at any time;".

         (i) Section 6.01(d) is hereby replaced in its entirety by the following new subsection (d):

                  "(d) Indebtedness pursuant to (i) Hedging Agreements and (ii) the Additional L/C Facility; provided, however, that the Additional L/C Exposure shall not exceed $50,000,000 at any time;".

         (j)  Section  6.01(j)  of the  Credit  Agreement  is hereby  amended by
replacing   the  number   "$70,000,000"   contained   therein  with  the  number
"$85,000,000".

         (k) Section 6.01(m) is hereby replaced in its entirety by the following new subsection (m):

                  "(m) Indebtedness incurred under (i) the Italian Facilities in an amount not exceeding Lit12,850,000,000 in the aggregate at any time outstanding and (ii) the Irish Facilities in an amount not exceeding (pound)10,000,000 in the aggregate at any time outstanding;"

         (l)  Section  6.01(q)  of the  Credit  Agreement  is hereby  amended by
replacing   the  number   "$10,000,000"   contained   therein  with  the  number
"$15,000,000".

         (m) Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (m), replacing the period at the end of subsection (n) with the words "; and" and inserting the following new subsection
(o):

                  "(o) Liens on the assets of the Irish Borrower not in excess of the amount reasonably required to fully secure the Irish Facilities."

         (n) Section 6.04(c) is hereby replaced in its entirety by the following new subsection (c):

                  "(c) Terex may make the Acquisition and the Powerscreen Acquisition; provided, however, that Terex complies with, and causes O&K Mining and Powerscreen to comply with, the relevant provisions of
         Section 5.11 and, in the case of the Powerscreen Acquisition, Amendment No. 4 and Consent to this Agreement dated as of June 22, 1999;".

         (o) Section 6.04(i) of the Credit Agreement is hereby amended by replacing the numbers "$1,200,000" and "$8,400,000" contained therein with the numbers "$2,400,000" and "$16,800,000", respectively.

         (p)  Section  6.04(n)  of the  Credit  Agreement  is hereby  amended by
replacing   the  number   "$10,000,000"   contained   therein  with  the  number
"$25,000,000".

         (q) Section 6.05(a) of the Credit Agreement is hereby amended by replacing the word "and" prior to the identifier "(C)" in the fourteenth line of such subsection with a comma and by inserting the following new clause (D) at the end of such subsection:

                  "and (D) Terex may contribute, or otherwise transfer, all of the equity in the Scottish Borrower (other than directors' qualifying shares) to UK Holdings".

         (r) Section 6.08 of the Credit Agreement is hereby amended by inserting at the end of such Section the following proviso:

                  "provided, however, that UK Holdings shall not engage in any trade or business, or otherwise conduct any business activity, other than the ownership of any Foreign Subsidiary and activities incidental to such ownership".

         (s) Section 6.10 of the Credit Agreement is hereby amended by replacing the number "$17,500,000" contained therein with the number "$25,000,000".

         (t) Section 6.11 of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

         "Period                                     Ratio

         Effective Date - March 31, 2000             5.75 to 1.00
         April 1, 2000 - March 31, 2001              5.00 to 1.00
         April 1, 2001 - March 31, 2002              4.50 to 1.00
         April 1, 2002 - March 31, 2003              3.75 to 1.00
         Thereafter                                  3.50 to 1.00".

         (u) Section 6.12 of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

         "Period                                     Ratio

         Effective Date - March 31, 2000             2.00 to 1.00
         April 1, 2000 - March 31, 2001              2.10 to 1.00
         April 1, 2001 - March 31, 2002              2.25 to 1.00
         April 1, 2002 - March 31, 2003              2.35 to 1.00
         April 1, 2003 - March 31, 2005              2.50 to 1.00
         Thereafter                                  2.75 to 1.00".

         (v) Section 6.13 of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

         "Period                                     Ratio

         Effective Date - March 31, 2002             1.15 to 1.00
         April 1, 2002 - March 31, 2004              1.20 to 1.00
         April 1, 2004 - March 31, 2005              1.25 to 1.00
         Thereafter                                  1.50 to 1.00".

         (w) Article VIII of the Credit Agreement is hereby amended (i) by inserting before the period in the second and third sentences of the fourth paragraph of such Article VIII the proviso "; provided that such successor Agent shall also agree to serve in the equivalent position under the Tranche C Credit Agreement" and (ii) by replacing the parenthetical in the second line of the sixth paragraph of such Section VIII with the parenthetical "(based on the sum of its aggregate available Commitments and outstanding Loans hereunder)".

         (x) Section 9.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (b), replacing the period at the end of subsection (c) with the words "; and" and inserting the following new subsection
(d):

                  "(d) if to a Tranche C Lender that is not also a Lender, to it in care of Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, Attention of Joe Barone (Telecopy No. (212) 325-8304)."

         (y) Section 9.02 of the Credit Agreement is hereby amended by inserting
(i) the words ", Tranche C Loan" after the words "any Loan" on the eighth line of such Section, (ii) the words ", the Tranche C Credit Agreement or the Additional L/C Facility" after the words "other Loan Document" on the ninth line of such Section, (iii) the words "or Additional Letter of Credit" after the words "Letter of Credit" on the ninth and tenth lines of such Section and (iv) the words "and the Tranche C Commitments" after the word "Commitments" on the tenth line of such Section.

         (z)  The following new Section  9.20 is  hereby  added  to  the  Credit
Agreement:

                  "SECTION 9.20. Irish Borrower. Terex may designate Powerscreen to be a Subsidiary Borrower under this Agreement on or after the date upon which Powerscreen becomes a wholly owned Subsidiary by delivering a written notice to the Administrative Agent together with (i) an accession agreement reasonably satisfactory to the Administrative Agent and duly executed by Terex and Powerscreen, (ii) upon request of the Administrative Agent, a guarantee agreement reasonably satisfactory to the Administrative Agent and duly executed by the Scottish Borrower and Powerscreen and (iii) an opinion of counsel reasonably satisfactory to the Administrative Agent. Upon the execution of such accession agreement by the Administrative Agent, Powerscreen shall become the Irish Borrower under this Agreement with all of the rights and obligations of a Borrower hereunder.".

         (aa)  The following new Section 9.21  is  hereby  added to  the  Credit
Agreement:

                  "SECTION 9.21. Rights of Tranche C Lenders and Additional L/C Issuing Banks. Without the consent of each Tranche C Lender and each Additional L/C Issuing Bank, the Borrowers and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, (a) any Tranche C Lender or Additional L/C Issuing Bank, as applicable, would no longer be entitled to (i) its ratable share in the benefits of the Collateral, (ii) the pro rata sharing requirements of Section 2.27 or
         (iii) the mandatory participation provisions of Section 2.18, (b) all or substantially all of the Collateral would be released or (c) any Guarantor would be released from its obligations under the applicable Loan Document or Loan Documents, and any such attempted amendment, modification or waiver shall be null and void. Each Tranche C Lender and each Additional L/C Issuing Bank shall be entitled to enforce the provisions of this Section 9.21 and shall be deemed to have provided Tranche C Commitments, made Tranche C Loans or issued Additional Letters of Credit, as applicable, in reliance on this Section 9.21.".

                  SECTION 2.  Agreements.

                  (a) The Borrowers agree to enter into, and cause each Subsidiary Guarantor to enter into, such amendments and modifications of each Security and Guarantee Document that the Administrative Agent or the Collateral Agent shall reasonably determine is necessary to account for the Powerscreen Acquisition. The Required Lenders hereby consent to any such amendments or modifications.

                  (b) Each Loan Party hereby ratifies and affirms its obligations, covenants and agreements under each Security and Guarantee Document to which it is party and each Loan Party hereby agrees that the definition of "Obligations" contained in each Security and Guarantee Document shall include the following obligations: (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Tranche C Loans by Terex, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Additional L/C Facility in respect of any Additional Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Borrower to the Secured Parties under the Tranche C Credit Agreement and/or the Additional L/C Facility, (b) the due and punctual performance of (i) all covenants, agreements, obligations and liabilities of Terex under or pursuant to the Tranche C Credit Agreement and (ii) all covenants, agreements, obligations and liabilities of any Borrower under or pursuant to the Additional L/C Facility and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Loan Party under or pursuant to any Loan Document.

                  (c) CSFB, in its role as Administrative Agent and Collateral Agent, hereby consents to the amendments contained in this Amendment and confirms that it shall serve as Administrative Agent and Collateral Agent for the Tranche C Lenders and as Collateral Agent for the Additional L/C Issuing Banks. Each party hereto agrees that, at any time and from time to time, there shall be only one Collateral Agent for all of the Secured Parties.

                  SECTION 3.  Fees.

                  Each Lender that shall execute a counterpart hereof and return such counterpart to the Administrative Agent or its counsel prior to 5:00 p.m., New York City time, on the later of (i) June 29, 1999, or (ii) the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Administrative Agent, the Collateral Agent, each of the Loan Parties and the Required Lenders (such later date, the "Amendment Date"), shall be entitled to an amendment fee (an "Amendment Fee" and, collectively, the "Amendment Fees") equal to 0.125% of the sum of (a) the aggregate principal amount of such Lender's Loans and (b) the aggregate amount of such Lender's available Commitments, in each case, as calculated on the Amendment Date. The Amendment Fees shall become due and payable on the date of the initial borrowing under the Tranche C Credit Agreement (the "Tranche C Funding Date"). The Amendment Fee payable to a Lender shall be paid to the Administrative Agent for the account of such Lender, shall be paid in immediately available funds and once paid shall not be refundable under any circumstances.

                  SECTION 4.  Representations and Warranties.

                  Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Date with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 5.  Effectiveness.

                  This Amendment shall become effective as of the Amendment Date; provided, however, that the amendments contained in Section 1 shall not become effective until, and subject to, the Tranche C Funding Date. Notwithstanding the proviso to the preceding sentence, Terex shall be permitted to enter into the Tranche C Credit Agreement and purchase Shares pursuant to the Powerscreen Acquisition on or after the Amendment Date.

                  SECTION 6.  Effect of Amendment.

                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 7.  Counterparts.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 8.  Applicable Law.

                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.  Headings.

                  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                            TEREX CORPORATION,

                                            by
                                                 /s/  Eric I. Cohen
                                                 ------------------
                                               Name: Eric I. Cohen
                                               Title:Senior Vice President

                                            TEREX EQUIPMENT LIMITED,

                                            by
                                                 /s/ Eric I. Cohen
                                                 -----------------
                                               Name: Eric I. Cohen
                                               Title:Director

                                            P.P.M. S.A.,

                                            by
                                                 /s/ Fil Filipov
                                                 ---------------
                                               Name: Fil Filipov
                                               Title:President

                       TEREX MINING (AUSTRALIA) PTY. LTD.,
                     (f/k/a UNIT RIG (AUSTRALIA) PTY. LTD.),

                                            by
                                                 /s/ Eric I. Cohen
                                                 -----------------
                                               Name: Eric I. Cohen
                                               Title:Director

                                            P.P.M. Sp.A,

                                            by
                                                 /s/  Fil Filipov
                                                 ----------------
                                               Name: Fil Filipov
                                               Title:President

                                            PICADILLY MASCHINENHANDEL
                                            GMBH & CO. KG,

                                            by
                                                 /s/ Eric I. Cohen
                                                 -----------------
                                               Name: Eric I. Cohen
                                               Title:Managing Director

                                                                    [PG NUMBER]


                                    EACH OF THE FOLLOWING LOAN PARTIES:

                                         THE AMERICAN  CRANE  CORPORATION,
                                         AMIDA INDUSTRIES,  INC., KOEHRING
                                         CRANES,  INC.,  O & K ORENSTEIN &
                                         KOPPEL,  INC.,  PAYHAULER  CORP.,
                                         PPM CRANES,  INC., TEREX AERIALS,
                                         INC.,  TEREX CRANES,  INC., TEREX
                                         MINING EQUIPMENT,  INC., TEREX-RO
                                         CORPORATION,      TEREX-TELELECT,
                                         INC.,

                                      by
                                           /s/ Cecilia M. Neumann
                                           ----------------------
                                         Name: Cecilia M. Neumann
                                         Title:Assistant Secretary


                                      CREDIT SUISSE FIRST BOSTON,
                                      individually and as Administrative Agent,
                                      Collateral Agent and Swingline Lender,

                                      by
                                           /s/ Bill O'Daly
                                           ---------------
                                         Name: Bill O'Daly
                                         Title:Vice President

                                      by
                                           /s/ Robert Hetu
                                           ---------------
                                         Name: Robert Hetu
                                         Title:Vice President

                                      ABN AMRO BANK N.V.,

                                      by /s/ Donald Sutton
                                         ------------------
                                      Name:        Donald Sutton
                                      Title        Vice President

                                      by /s/ Michael A. Kowalczuk
                                         ------------------------
                                      Name:    Michael A. Kowalczuk
                                      Title:   Assistant Vice President


                                      ALLIANCE CAPITAL FUNDING LLC,
                                       as Assignee,

                                      By ALLIANCE CAPITAL MANAGEMENT L.P.,
                                       as Manager,

                                      By:   ALLIANCE CAPITAL MANAGEMENT
                                        CORPORATION, its General Partner,

                                      by /s/ Kenneth G. Ostmann
                                         ----------------------
                                      Name:         Kenneth G. Ostmann
                                      Title:        Vice President


                                      ARES LEVERAGED INVESTMENT FUND, L.P.,

                                      By:  ARES MANAGMENT, L.P.,
                                            its General Partner,

                                      by /s/ David A. Sachs
                                         -------------------
                                      Name:        David A. Sachs
                                      Title:       Vice President


                                      ARES LEVERAGED INVESTMENT FUND II, L.P.,

                                      By:  ARES MANAGMENT II, L.P.,
                                            its General Partner,

                                      by /s/ David A. Sachs
                                        -------------------
                                      Name:        David A. Sachs
                                      Title:       Vice President

                                        BANKBOSTON,

                                        by   /s/ Duane L. Crisco
                                             -------------------
                                        Name:        Duane L. Crisco
                                        Title:       SVP


                                        BANK OF TOKYO - MITSUBISHI
                                        TRUST COMPANY,

                                        by  /s/ Paul P. Malecki
                                            -------------------
                                        Name:        Paul P. Malecki
                                        Title:       Vice President


                                        BLACK DIAMOND CLO 1998-I LTD,

                                        by  /s/ David J. Potrykus
                                            ---------------------
                                        Name:        David J. Potrykus
                                        Title:       Senior Analyst


                                        CIBC/ATL,

                                        by   /s/ William M. Swenson
                                             ----------------------
                                        Name:        William M. Swenson
                                        Title:       Authorized Signatory


                                        CIBC, INC.,

                                        by  /s/ William M. Swenson
                                            ----------------------
                                        Name:        William M. Swenson
                                        Title:       Authorized Signatory


                                        CREDIT LYONNAIS NEW YORK BRANCH,

                                        by  /s/ Scott R. Chappelka
                                            ----------------------
                                        Name:        Scott R. Chappelka
                                        Title:       Vice President

                                        CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                        By: CypressTree Investment Management
                                           Company, Inc.,  as Portfolio Manager,

                                        by /s/ Philip C. Robbins
                                           ----------------------
                                        Name:        Philip C. Robbins
                                        Title:       Principal


                                        DEBT STRATEGIES FUND II, INC.,

                                        by /s/ Paul Travers
                                          -----------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        DEUTSCHE FINANCIAL SERVICES CORPORATION,

                                        by  /s/ Edwin G. Chewning
                                            ---------------------
                                        Name:        Edwin G. Chewning
                                        Title:       Vice President


                                        DRESDNER BANK AG NEW YORK AND GRAND
                                        CAYMAN BRANCHES,

                                        by  /s/ Beverly G. Cason
                                            --------------------
                                        Name:        Beverly G. Cason
                                        Title        Vice President

                                        by /s/ John W. Sweeney
                                          --------------------
                                        Name:         John W. Sweeney
                                        Title:        Vice President


                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I,

                                        by /s/ Thomas M. Finke
                                          --------------------
                                        Name:        Thomas M. Finke
                                        Title:       Managing Director

                                        ELC (CAYMAN) LTD.,

                                        by  /s/ Thomas M. Finke
                                            -------------------
                                        Name:        Thomas M. Finke
                                        Title:       Managing Director


                                        FIRST DOMINION FUNDING I,

                                        by /s/ Andrew H. Marshak
                                           ----------------------
                                        Name:        Andrew H. Marshak
                                        Title:       Authorized Signatory


                                        FIRST UNION NATIONAL BANK,

                                        by /s/ Joel Thomas
                                          ----------------
                                        Name:        Joel Thomas
                                        Title:       Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION,

                                        by /s/ William E. Magee
                                           ---------------------
                                        Name:        William E. Magee
                                        Title:       Duly Authorized Signatory


                                        HSBC BANK USA,
                                        (formerly known as Marine Midland
                                          Bank USA)

                                        by  /s/ Susan L. LeFevre
                                            --------------------
                                        Name:        Susan L. LeFevre
                                        Title:       Authorized Signatory


                                        KZH PAMCO LLC,

                                        by /s/ Peter Chin
                                          ---------------
                                        Name:        Peter Chin
                                        Title:       Authorized Agent

                                        KZH SHOSHONE LLC,

                                        by /s/ Virginia Conway
                                          --------------------
                                        Name:        Virginia Conway
                                        Title:       Authorized Agent


                                        KZH CYPRESSTREE-1 LLC,

                                        by /s/ Virginia Conway
                                           --------------------
                                        Name:        Virginia Conway
                                        Title:       Authorized Agent


                                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                         INCOME STRATEGIES PORTFOLIO,

                                        By:     Merrill Lynch Asset Management,
                                                 L.P., as
                                                 Invesment Advisor,

                                        by /s/ Paul Travers
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        MERRILL LYNCH PRIME RATE PORTFOLIO,

                                        By:      Merrill Lynch Asset Management,
                                                  L.P., as
                                                  Investment Advisor,

                                        by /s/ Paul Travers
                                           -----------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.,

                                        by /s/ Paul Travers
                                          ----------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory

                                        MOUNTAIN CAPITAL CLO I LTD.,

                                        by /s/ Darren P. Riley
                                          --------------------
                                        Name:        Darren P. Riley
                                        Title:       Director


                                        NATIONAL CITY BANK,

                                        by /s/ Joseph D. Robison
                                          ----------------------
                                        Name:        Joseph D. Robison
                                        Title:       Vice President


                                        PAM CAPITAL FUNDING, L.P.,

                                        By:Highland Capital Management, L.P.,
                                            as Collateral Manager,

                                        by /s/ Todd Travers
                                          -----------------
                                        Name:        Todd Travers
                                        Title:       Senior Portfolio Manager


                                        PAMCO CAYMAN LTD.,

                                        By: Highland Capital Management, L.P.,
                                        as Collateral Manager,

                                        by /s/ Todd Travers
                                          -----------------
                                        Name:        Todd Travers
                                        Title:       Senior Portfolio Manager


                                        PUTNAM DIVERSIFIED INCOME TRUST,

                                        by /s/ John R. Verani
                                           -------------------
                                        Name:        John R. Verani
                                        Title:       V.P.

                                        PUTNAM HIGH YIELD ADVANTAGE FUND,

                                        by /s/ John R. Verani
                                          -------------------
                                        Name:        John R. Verani
                                        Title:       V.P.


                                        PUTNAM HIGH YIELD TRUST,

                                        by /s/ John R. Verani
                                          -------------------
                                        Name:        John R. Verani
                                        Title:       V.P.


                                        PUTNAM VARIABLE TRUST - PVT
                                        HIGH YIELD FUND,

                                        by /s/ John R. Verani
                                          -------------------
                                        Name:        John R. Verani
                                        Title:       V.P.


                                        SENIOR DEBT PORTFOLIO,

                                        By: Boston Management and Research, as
                                             Investment Advisor,

                                        by /s/ Payson F. Swaffield
                                        Name:        Payson F. Swaffield
                                        Title:       Vice President


                                        SENIOR HIGH INCOME PORTFOLIO INC.,

                                        by /s/ Paul Travers
                                          -----------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory